GREAT-WEST FUNDS, INC.

Great-West U.S. Government Mortgage Securities Fund

Institutional Class Ticker: MXDQX

Initial Class Ticker: MXGMX

(the “Fund”)

Supplement dated August 9, 2016 to the Prospectus and Summary Prospectus for the

Fund, each dated April 29, 2016, and the Statement of Additional Information

for Great-West Funds, Inc., dated April 29, 2016

Effective immediately, Nick Yu is no longer a portfolio manager to the Fund. All references to Nick Yu in the Prospectus, Summary Prospectus and Statement of Additional Information are hereby removed.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus, each dated April 29, 2016, and the Statement of Additional Information for Great-West Funds,

Inc., dated April 29, 2016.

Please keep this Supplement for future reference.